SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 20, 2012

(Date of Earliest Event Reported)

ADAMA TECHNOLOGIES CORPORATION

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	333-148910	98-0552470
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Asher Zwebner 216 Jaffa Street , Jerusalem Israel		45350
(Address of Principal Executive Offices)		(ZIP Code)

Registrant's Telephone Number, Including Area Code: 972 (542) 389959

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS

On November 20, 2012, Adama Technologies Corporation ("Adama" or the "Company") accepted the resignation of Aviram Malik as President, CEO and a director. There was no disagreement by Mr. Malik with the Company regarding its operations, policies or practices. Mr. Asher Zwebner, the Company's CFO and a director, has been appointed by the Board of Directors to also serve as the Company's interim CEO.

Item 9.01 Financial Statements and Exhibits.

(b) The following documents are filed as exhibits to this report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
17.1	Letter of Resignation of Aviram Malik, dated November 18, 2012, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Asher Zwebner

Chief Financial Officer and Interim CEO

Dated: November 20, 2012